S000074041 [Member] Investment Strategy - TSW Emerging Markets Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies that are located in emerging market countries, including frontier markets. The Fund’s investments in equity securities can include common and preferred stocks, as well as rights and warrants to subscribe to common stock or other equity securities. The Fund obtains its exposure to equity securities either directly or indirectly, including through depositary receipts or participatory notes. Emerging market countries are those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index and other countries with similar emerging or frontier market characteristics, (for example, relatively low gross national product per capita compared to the world’s major economies).
The Fund utilizes a bottom‑up, business-focused approach based on study of individual companies and their competitive dynamics of the industries in which they participate. The portfolio manager strives to identify companies whose shares are underpriced relative to their intrinsic value. The portfolio is managed with reference to the MSCI Emerging Markets Index as to country allocation, but the Fund is not benchmark constrained. The portfolio manager intends, under normal circumstances, to have approximately 40‑80 equity securities in the Fund’s portfolio.
Pursuant to a value investing philosophy, the Fund seeks to invest in securities that the portfolio manager believes provide a discount or “margin of safety” between a security’s price and what the portfolio manager believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). In order to first narrow the Fund’s investment universe, the portfolio manager uses quantitative tools linked to a variety of relative value assessments (including cash flow, earnings and share price). Next, the portfolio manager combines fundamental research and qualitative analysis to make individual security selections. Within the investment universe the portfolio manager seeks to invest in companies with attractive risk-reward profiles. The portfolio manager considers these to be companies that he identifies as being both undervalued and having attractive fundamentals (such as revenues, earnings, or management). The portfolio manager also analyzes country-specific factors such as geopolitical risk and its potential impact on expected returns.
The Fund may invest in unaffiliated investment companies, including exchange-traded funds, and may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance.
The Fund may invest a significant portion of its assets in investments located in one country or a small number of countries. The Fund’s benchmark index currently includes substantial exposure to China. These countries may change from time to time.